Exhibit 10.1

JPMorgan Chase Bank – Structured Finance Services
4 New York Plaza, 6th Floor		Distribution Date: 9/27/04
New York, NY 10004-2477
Officer: Taoheed A. Agbabiaka	ph: 212-623-4481
fax: 212-623-5858

GreenPoint Mortgage Securities LLC

GreenPoint Home Equity Loan Trust 2004-1

Home Equity Loan Asset-Backed Notes

Series 2004-1

Distribution In Dollars

Class	Original Face Value	Beginning Principal Balance	Principal	Interest	Total	Realized Loses	Deferred Interest	Ending Principal Balance
A1	202,045,000.00	125,190,106.89	8,612,058.50	211,727.77	8,823,786.27	0.00	0.00	116,578,048.39
TOTALS	202,045,000.00	125,190,106.89	8,612,058.50	211,727.77	8,823,786.27	0.00	0.00	116,578,048.39

Factor Information Per $1000 Of Original Face

Class	Cusip	Beginning Principal	Principal	Interest	Total	Ending Principal
A1	395385AQ0	619.61497137	42.62445742	1.04792383	43.67238125	576.99051394
TOTALS		619.61497137	42.62445742	1.04792383	43.67238125	576.99051394

Pass-Through Rates

Class	Previous	Current	Next
A1	1.680000%	1.845000%	0.000000%